SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report.............................July 31, 2002

TEXAS VANGUARD OIL COMPANY

(exact name of registrant as specified in charter)

TEXAS

(State or other jurisdiction of incorporation)

#1-10437 #74-2075344

(Commission File Number) (IRS Employer Identification No.)

9811 Anderson Mill Rd., Suite 202

Austin, Texas

(Address of principal executive offices)

78750

(Zip Code)

(512) 331-6781

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

ITEM 5. OTHER MATERIALLY IMPORTANT EVENTS

On July 22, 2002, Texas Vanguard Oil Company received a letter from Duke Energy

Field Services, LP, a copy of which is attached. The Company has forwarded this letter on to its legal council for review.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under signed hereunto duly authorized.

Texas Vanguard Oil Company

July 31,2002 By: Robert N. Watson, Jr.

President, Chairman of the Board

and Principal Financial and

Accounting Officer

Texas Vanguard Oil Company

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